Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Elizabeth Arden, Inc. (the “Company”) for the fiscal year ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, E. Scott Beattie, Chairman, President and Chief Executive Officer of the Company, and I, Stephen J. Smith, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 12, 2008	/s/ E. SCOTT BEATTIE
E. Scott Beattie Chairman, President and Chief Executive Officer

Date: September 12, 2008	/s/ STEPHEN J. SMITH
Stephen J. Smith Executive Vice President and Chief Financial Officer

This certification accompanies this Annual Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.